SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.              Evergreen Precious Metals Fund (the “Fund”)

Effective August 1, 2005, the second sentence in the section of the prospectus entitled “Investment Strategy” will be replaced with the following:

“The Fund is a non-diversified mutual fund that will normally invest at least 80% of its assets in investments related to precious metals.  These investments will primarily be equity securities of companies that are engaged in, or which receive at least 50% of their revenues from, the exploration, development, mining, processing, or dealing in gold or other precious metals and minerals.  These investments may also include investments of up to 25% of the Fund’s assets, at the time of purchase, in debt securities linked to precious metals and common or preferred stocks of wholly owned subsidiaries of the Fund that invest directly or indirectly in precious metals and minerals.

The Fund is seeking a tax ruling from the Commonwealth of Massachusetts and does not intend to invest in any subsidiaries until it has obtained such ruling.”

In addition, the third paragraph of the section of the prospectus entitled “Risk Factors” is supplemented with the following:

"The value of the Fund's investment in a subsidiary may be adversely impacted by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailablility of accurate market valuations of precious metals as well as by custody and transaction costs associated with a subsidiary's investment in precious metals."

July 1, 2005

II.            Evergreen International Bond Fund (the “Fund”)

                Effective immediately, the Fund's prospectuses will be amended to add the following disclosure to “Investment Strategy” section:

The Fund may invest a portion of its assets in derivative instruments, such as Treasury futures, Eurodollar futures and interest rate swap agreements, in order to manage its exposure to interest rate risk.  Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes.  The various derivative instruments that the Fund may use are described in more detail under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

                The section under "Risk Factors" in the Fund's prospectuses will also change, to add the following bullet:

Derivatives Risk

                The following language will be added at the end of the section of the Fund's prospectuses entitled "OVERVIEW OF FUND RISKS":

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currency, or currency exchange rates, commodities, and related indexes. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including interest rate risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders.

October 13, 2005	574791 (10/05)